UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 17, 2007

GCO EDUCATION LOAN FUNDING TRUST-I

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North
1100 N. Market St., Wilmington, DE  19890-0001

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (302) 975-6112

Not Applicable

(Former name or former address, if changed since last report)

GCO ELF LLC

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

152 West 57th Street, 60th Floor, New York, NY  10019

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code:  (212) 649-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 17, 2007, GCO Education Loan Funding Trust-I (the “Trust”) distributed the Noteholders’ Statement, attached to this report as Exhibit 99.1, to the trustee, Zions First National Bank, for distribution to Noteholders of record.  The Noteholders’ Statement reflects the Trust’s activities for the period ending November 30, 2007, including a statistical summary of the delinquency and default characteristics of the Trust’s student loan portfolio as of such date.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

24.1                           Power of attorney (1)

99.1                           November 30, 2007 Statement to Noteholders

(1)  Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed February 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO EDUCATION LOAN FUNDING TRUST-I

	By:	GCO ELF LLC, as attorney-in-fact of the Co-Registrant

Date: December 21, 2007	By:	/s/ Winthrop T. Smith
Winthrop T. Smith, Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO ELF LLC

Date: December 21, 2007	By:	/s/ Winthrop T. Smith
Winthrop T. Smith, Vice President

EXHIBIT INDEX

Exhibit No.	Description

24.1	Power of attorney (1)

99.1	November 30, 2007 Statement to Noteholders

(1)  Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed February 28, 2003.